FOR IMMEDIATE RELEASE

NORFOLK SOUTHERN BOARD OF DIRECTORS TO EVALUATE UNSOLICITED,
LOW-PREMIUM, NON-BINDING AND HIGHLY CONDITIONAL INDICATION OF INTEREST FROM CANADIAN PACIFIC

Class I Railroad Consolidation Would Face Significant Regulatory Hurdles

NORFOLK, VA., November 17, 2015 – Norfolk Southern Corporation (NYSE: NSC) (“the Company”) today confirmed that it has received an unsolicited, low-premium, non-binding, highly conditional indication of interest from Canadian Pacific (CP.TO) to acquire the Company for $46.72 in cash and a fixed exchange ratio of 0.348 Canadian Pacific shares per Norfolk Southern share, representing a premium of less than 10% based on closing prices today.

The Company’s board of directors, in consultation with its financial and legal advisors, will carefully evaluate and consider this indication of interest in the context of Norfolk Southern’s strategic plans, and its ongoing review of opportunities to enhance stockholder value through strategic, financial and operational measures and pursue the best interests of the Company and its stockholders. Notably, any consolidation among Class I railroads in North America would face significant regulatory hurdles. Norfolk Southern’s board of directors and management team are committed to enhancing value for all stockholders. The Company's stockholders do not need to take any action at this time.

About Norfolk Southern

Norfolk Southern Corporation (NYSE: NSC) is one of the nation’s premier transportation companies. Its Norfolk Southern Railway Company subsidiary operates approximately 20,000 route miles in 22 states and the District of Columbia, serves every major container port in the eastern United States, and provides efficient connections to other rail carriers. Norfolk Southern operates the most extensive intermodal network in the East and is a major transporter of coal, automotive, and industrial products.

Forward-Looking Statements

Certain statements in this press release are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, including but not limited to statements regarding a proposed offer or proposal by Canadian Pacific Railway Limited. These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “project,” “consider,” “predict,” “potential” or other comparable terminology. The Company has based these forward-looking statements on management’s current expectations, assumptions, estimates, beliefs and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control, including future actions that may be taken by Canadian Pacific Railway Limited in furtherance of its unsolicited proposal. These and other important factors, including those discussed under “Risk Factors” in the Company’s Form 10-K for the year ended December 31, 2014, as well as the Company’s subsequent filings with the Securities and Exchange Commission, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this press release are made only as of the date they were first issued, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Copies of Norfolk Southern Corporation’s press releases and additional information about the Company are available at www.norfolksouthern.com or you can contact the Norfolk Southern Corporation Investor Relations Department by calling 757-629-2861.

Contacts:

(Media) Frank Brown, 757-629-2710 (frank.brown@nscorp.com)

Dan Katcher / Andrew Siegel / Joseph Sala of Joele Frank, Wilkinson Brimmer Katcher,
212-355-4449

(Investors) Katie Cook, 757-629-2861 (InvestorRelations@nscorp.com)

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